Exhibit 10.19

SALES CONTRACT

销售合同

Date/日期: XXXX/XX/XX

The Buyer/买方: XXXXXXXXXXXXXXXXXXXXXXXXXX

Address/地址: XXXXXXXXXXXXXXXXXXXXXXXXXXX

The seller/卖方: XXXXXXXXXXXXXXXXXXXXXXXXXX

Address/地址: XXXXXXXXXXXXXXXXXXXXXXXXXXX

This contract is made by and between the Buyer and the Seller, whereby the Buyer agrees to buy, and the Seller agrees to sell the undermentioned goods on the terms and conditions stated below:

本合同由买卖双方共同协商并订立，买方同意购买，卖方同意按照下述条款出售货物：

VEHICLE DETAILS 车辆信息

Item	Description of Goods	VIN#	MSRP	Selling Price
1			$	$
2			$	$
Total:			$	$

INCOTERM 贸易条款: CFR

Port of Loading 装运港: Any port in America 美国任何港口

Port of Destination 卸货港: Any port in China 中国任何港口

Latest ate of shipment 最晚装运日期: XXXX/XX/XX XXXX年XX月XX日

1.	The seller’s responsibility 卖方责任

1.1.	The seller should make sure to load goods on the vessel by the time of shipment on contract at Port of loading, the seller should inform it to the buyer in advance.

卖方承诺在合同规定的装运港和装运日期前将货物交付至指定承运人，并提前通知买方。

1.2.	The seller should arrange export customs clearance.

卖方负责出口报关事宜。

1.3.	The seller should provide “Clean on Board” Bill of lading, packaging list, commercial invoice and other necessary document and inform the buyer about information of goods, quantity, invoice amount, vessel name and departure date via mail.

卖方提供清洁提单，装箱单, 发票等必要文件并通过邮件方式告知买方货物信息、数量、发票金额、船司名、出发日期等信息。

1.4.	The seller ensures the goods are new. (Kilometer distance for loading and transportation are exception)

卖方保证货物全新（装运时发生的里程数除外）。

2.	The buyer’s responsibility 买方责任

2.1.	The buyer should apply import customs clearance and cover all the cost and risks after the goods arrived at Port of Destination.

买方负责办理进口清关手续，并承担货物到达卸货港后的所有费用和风险。

2.2.	The buyer should arrange payment to the seller according to the type of payment on contract.

买方需按照合同规定的付款方式向卖方支付货款。

2.3.	The buyer handles all the import issue, gains the import license and other official documents.

买方办理一切进口手续，取得进口许可证以及其它官方凭证。

2.4.	The buyer takes all the risks and costs for discharging.

卸货时一切风险和费用由买方承担。

3.	Type of Payment 付款方式

3.1	$$$ need to be paid via Letter of Credit within 90 days from the on-board date.

Letter of Credit Beneficiary: XXXX

$$$需通过信用证的方式在发船后的90天内结清，信用证的受益人为XXX。

3.2	$$$ need to be paid via T/T within 90 days from the on-board date.

$$$需通过转账电汇的方式在发船后的90天内结清。

4.	Force Majeure Clause 不可抗力

Seller shall not be liable for any non-performance due to war, earthquake, flood, disaster, blizzard, or other force maneuvers which prevents full shipment or delayed shipment by the exporter. 如果由于战争、地震、洪水、灾害、暴风雪或其他不可抗力因素，导致出口方不能全部装运或延期装运货物，卖方对由于上述原因所造成的不能履约的责任概不负责。

5.	Settlement of Disputes 争议的解决

5.1.	Friendly consultations 友好协商

In the event of any dispute, controversy or claim(collectively“dispute") arising out of or relating to this Contract, or the breach, termination or invalidity hereof, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations.

如果发生由本合同(或者违反、终止或者无效)引起或者与其相关的争议、纠纷或者索赔(统称“争议”)， 双方首先应争取通过友好协商来解决争议。

5.2.	Gornverning Law 适用法律

The validity, interpretation and implementation of this Contract shall be governed by the laws of the State of North Carolina in USA.

本合同的效力、解释以及执行适用美国北卡罗来纳州法律。

6.	Additional Clauses 其它条款

After the signing of this contract, all prior communications and verbal agreements between the parties shall be deemed as the basis for the contract. 签署本合同后，所有任何双方在此之前的通信联系和口头协议作为合同的附属依据。

买方盖章/签字Buyer Seal/Signature：

卖方盖章/签字Seller Seal/Signature：